EXHIBIT 10.6


THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER EITHER THE SECURITIES ACT OF 1933 OR APPLICABLE STATE SECURITIES LAWS AND MAY NOT BE SOLD, TRANSFERRED, ASSIGNED, OFFERED, PLEDGED OR OTHERWISE DISTRIBUTED FOR VALUE UNLESS THERE IS AN EFFECTIVE REGISTRATION STATEMENT UNDER SUCH ACT AND SUCH LAWS COVERING SUCH SECURITIES, OR THE COMPANY RECEIVES AN OPINION OF COUNSEL ACCEPTABLE TO THE COMPANY STATING THAT SUCH SALE, TRANSFER, ASSIGNMENT, OFFER, PLEDGE OR OTHER DISTRIBUTION FOR VALUE IS EXEMPT FROM THE REGISTRATION AND PROSPECTUS DELIVERY REQUIREMENTS OF SUCH ACT AND SUCH LAWS.

                                     WARRANT
                                     -------

                    TO PURCHASE _____ SHARES OF COMMON STOCK
                                       OF
                       UNITED SHIPPING & TECHNOLOGY, INC.

         THIS CERTIFIES THAT, for good and valuable consideration, _________ or its registered assigns (the "Holder"), is entitled to subscribe for and purchase from United Shipping & Technology, Inc., a Utah corporation (the "Company"), at any time after January 3, 2000, to and including 5:00 p.m. Minneapolis, Minnesota time on January 3, 2004, as may be adjusted pursuant to Section 3(b) hereof, (the "Expiration Date"), ___________ fully paid and nonassessable shares of the Common Stock of the Company at the price of $12.50 per share (the "Warrant Exercise Price"), subject to the antidilution provisions of this Warrant. The shares which may be acquired upon exercise of this Warrant are referred to herein as the "Warrant Shares." As used herein, the term "Common Stock" means and includes the Company's presently authorized common stock $.004 par value, and shall also include any capital stock of any class of the Company hereafter authorized which shall not be limited to a fixed sum or percentage in respect of the rights of the holders thereof to participate in dividends or in the distribution of assets upon the voluntary or involuntary liquidation, dissolution, or winding up of the Company.

         This Warrant is subject to the following provisions, terms and conditions:

         1. Exercise: Transferability.

         (a) Subject to the provisions of Section 3 hereof, the rights represented by this Warrant may be exercised by the Holder hereof, in whole or in part (but not as to a fractional share of Common Stock), by written notice of exercise (in the form attached hereto) delivered to the Company at the principal office of the Company prior to the Expiration Date and accompanied or preceded by the surrender of this Warrant along with payment of the Warrant Exercise Price as described below for such Warrant Shares.

         (b) Payment of the Warrant Exercise Price may be made as follows (or by any combination of the following): (i) in United States currency by cash or delivery of a check payable to the order of the Company or by wire transfer to the account of the Company, or (ii) by cancellation of such number of the Warrant Shares otherwise issuable to the Holder upon such exercise as shall be specified in the written notice of exercise, such that the excess of the Current Market Price (as defined below) of such specified number of Warrant Shares on the date of exercise over the portion of the Warrant Exercise Price attributable to such Warrant Shares shall equal the Warrant Exercise Price attributable to the Warrant Shares to be issued upon such exercise, in which case upon delivery of such written notice of exercise such amount shall be deemed to have been paid to the Company and the number of Warrant Shares issuable upon such exercise shall be reduced by such specified number. "Current Market Price" shall mean, on any date specified herein, the average closing sale price of such security on the principal securities exchange or trading market where such security is listed or traded, or, if applicable, in the over-the-counter market on the electronic bulletin board for such security, during the ten (10) consecutive trading days commencing fifteen (15) trading days before such date.

         2. Exchange and Replacement. Subject to Sections 1 and 7 hereof, this Warrant is exchangeable upon the surrender hereof by the Holder to the Company at its office for new Warrants of like tenor and date representing in the aggregate the right to purchase the number of Warrant Shares purchasable hereunder, each of such new Warrants to represent the right to purchase such number of Warrant Shares (not to exceed the aggregate total number purchasable hereunder) as shall be designated by the Holder at the time of such surrender. Upon receipt by the Company of evidence reasonably satisfactory to it of the loss, theft, destruction, or mutilation of this Warrant, and, in case of loss, theft or destruction, of indemnity or security reasonably satisfactory to it, and upon surrender and cancellation of this Warrant, if mutilated, the Company will make and deliver a new Warrant of like tenor, in lieu of this Warrant. This Warrant shall be promptly canceled by the Company upon the surrender hereof in connection with any exchange or replacement. The Company shall pay all expenses, taxes (other than stock transfer taxes), and other charges payable in connection with the preparation, execution, and delivery of Warrants pursuant to this
Section 2.

         3. Issuance of the Warrant Shares.

         (a) The Company agrees that the Warrant Shares purchased hereby shall be and are deemed to be issued to the Holder as of the close of business on the date on which this Warrant shall have been surrendered and the payment made for such Warrant Shares as aforesaid. Subject to the provisions of the next section, certificates for the Warrant Shares so purchased shall be delivered to the Holder within a reasonable time, not exceeding fifteen (15) business days after the rights represented by this Warrant shall have been so exercised, and, unless this Warrant has expired, a new Warrant representing the right to purchase the number of Warrant Shares, if any, with respect to which this Warrant shall not then have been exercised shall also be delivered to the Holder within such time.

         (b) Notwithstanding the foregoing, however, the Company shall not be required to deliver any certificate for Warrant Shares upon exercise of this Warrant except in accordance with exemptions from the applicable securities registration requirements or registrations under applicable securities laws. Such Holder shall also provide the Company with written representations from the Holder and the proposed transferee satisfactory to the Company regarding the transfer or, at the election of the Company, an opinion of counsel reasonably satisfactory to the Company to the effect that the proposed transfer of this Warrant or disposition of Warrant Shares may be effected without registration or qualification (under any Federal or State law) of this Warrant or the Warrant Shares. Upon receipt of such written notice and either such representations or opinion by the Company, such Holder shall be entitled to transfer this Warrant, or to exercise this Warrant in accordance with its terms and dispose of the Warrant Shares, all in accordance with the terms of the notice delivered by such Holder to the Company, provided that an appropriate legend, if any, respecting the aforesaid restrictions on transfer and disposition may be endorsed on this Warrant or the certificates for the Warrant Shares. Nothing herein, however, shall obligate the Company to effect registration under federal or state securities laws, except as provided in Section 14 of the Subscription Agreement (as defined below). If a registration is not in effect and if an exemption is not available when the Holder seeks to exercise the Warrant, the Expiration Date will be extended, if need be, to prevent the Warrant from expiring, until such time as either registration becomes effective or an exemption is available, and the Warrant shall then remain exercisable for a period of at least thirty (30) calendar days from the date the Company delivers to the Holder written notice of the availability of such registration or exemption. The Holder agrees to execute such documents and make such representations, warranties, and agreements as may be required solely to comply with the exemption relied upon by the Company, or the registration made, for the issuance of the Warrant Shares.

         4. Covenants of the Company. The Company covenants and agrees that all Warrant Shares will, upon issuance, be duly authorized and issued, fully paid, nonassessable, and free from all taxes, liens, and charges with respect to the issue thereof except for all taxes, liens and charges imposed by the Holder. The Company further covenants and agrees that during the period within which the rights represented by this Warrant may be exercised, the Company will at all times have authorized and reserved for the purpose of issue or transfer upon exercise of the rights evidenced by this Warrant a sufficient number of shares of Common Stock to provide for the exercise of the rights represented by this Warrant.

         5. Antidilution Adjustments. The provisions of this Warrant are subject to adjustment as provided in this Section 5.

         (a) The Warrant Exercise Price shall be adjusted from time to time such that in case the Company shall hereafter:

         (i) pay any dividends on any class of stock of the Company payable in Common Stock or securities convertible into Common Stock;

         (ii) subdivide its then outstanding shares of Common Stock into a greater number of shares; or

         (iii) combine outstanding shares of Common Stock, by reclassification or otherwise;

then, in any such event, the Warrant Exercise Price in effect immediately prior to such event shall (until adjusted again pursuant hereto) be adjusted immediately after such event to a price (calculated to the nearest full cent) determined by dividing (a) the number of shares of Common Stock outstanding immediately prior to such event, multiplied by the then existing Warrant Exercise Price, by (b) the total number of shares of Common Stock outstanding immediately after such event (excluding any shares of Common Stock issuable in respect of any securities convertible into Common Stock), and the resulting quotient shall be the adjusted Warrant Exercise Price per share. An adjustment made pursuant to this Subsection shall become effective immediately after the record date in the case of a dividend or distribution and shall become effective immediately after the effective date in the case of a subdivision, combination or reclassification. If, as a result of an adjustment made pursuant to this Subsection, the Holder of any Warrant thereafter surrendered for exercise shall become entitled to receive shares of two or more classes of capital stock or shares of Common Stock and other capital stock of the Company, the Board of Directors (whose determination shall be conclusive) shall determine reasonably and in good faith the allocation of the adjusted Warrant Exercise Price between or among shares of such classes of capital stock or shares of Common Stock and other capital stock. All calculations under this Subsection shall be made to the nearest cent or to the nearest 1/100 of a share, as the case may be. In the event that at any time as a result of an adjustment made pursuant to this Subsection, the Holder of any Warrant thereafter surrendered for exercise shall become entitled to receive any shares of the Company other than shares of Common Stock, thereafter the Warrant Exercise Price of such other shares so receivable upon exercise of any Warrant shall be subject to adjustment from time to time in a manner and on terms as nearly equivalent as practicable to the provisions with respect to Common Stock contained in this Section 5.

         (b) Upon each adjustment of the Warrant Exercise Price pursuant to
Section 5(a) above, the Holder of each Warrant shall thereafter (until another such adjustment) be entitled to purchase at the adjusted Warrant Exercise Price the number of shares, calculated to the nearest full share, obtained by multiplying the number of shares specified in such Warrant (as adjusted as a result of all adjustments in the Warrant Exercise Price in effect prior to such adjustment) by the Warrant Exercise Price in effect prior to such adjustment and dividing the product so obtained by the adjusted Warrant Exercise Price.

         (c) In case of any consolidation or merger to which the Company is a party other than a merger or consolidation in which the Company is the continuing or surviving corporation, or in case of any sale, transfer or conveyance to another entity of the property of the Company as an entirety or substantially as an entirety, or in the case the Company shall permit any other entity to consolidate with or merge into the Company and the Company shall be the continuing or surviving entity but, in connection with such consolidation or merger, the Common Stock or other capital stock which the Holder at any time shall be entitled to receive, or shall have received upon the exercise of the Warrant, shall be changed into or exchanged for stock or other securities of any other entity or cash or any other property, or in the case that the Company shall effect a capital reorganization or reclassification of the Common Stock or other capital stock which the Holder at any time shall be entitled to receive, or shall have received, upon the exercise of the Warrant (other than a capital reorganization or reclassification described in Section 5(a)(iii)), there shall be no adjustment under Section 5(a) hereof, but the Holder of each Warrant then outstanding shall have the right thereafter to convert such Warrant into the kind and amount of shares of stock and other securities and property which such Holder would have owned or have been entitled to receive immediately after such consolidation, merger, statutory exchange, sale, or conveyance had such Warrant been exercised immediately prior to the effective date of such consolidation, merger, statutory exchange, sale, or conveyance and in any such case, if necessary, appropriate adjustment shall be made in the application of the provisions set forth in this Section with respect to the rights and interests thereafter of any Holders of the Warrant, to the end that the provisions set forth in this Section shall thereafter correspondingly be made applicable, as nearly as may reasonably be, in relation to any shares of stock and other securities and property thereafter deliverable on the exercise of the Warrant. The provisions of this Subsection shall similarly apply to successive consolidations, mergers, statutory exchanges, sales or conveyances.

         (d) Upon any adjustment of the Warrant Exercise Price, then and in each such case, the Company shall within ten (10) days after the date when the circumstances giving rise to the adjustment occurred give written notice thereof, by first-class mail, postage prepaid, addressed to the Holder as shown on the books of the Company, which notice shall state the Warrant Exercise Price resulting from such adjustment and the increase or decrease, if any, in the number of shares of Common Stock purchasable at such price upon the exercise of this Warrant, setting forth in reasonable detail the method of calculation and the facts upon which such calculation is based.

         6. No Voting Rights. This Warrant shall not entitle the Holder to any voting rights or other rights as a shareholder of the Company.

         7. Notice of Transfer of Warrant or Resale of the Warrant Shares.

         (a) Subject to the sale, assignment, hypothecation, or other transfer restrictions set forth in Section 1 hereof, the Holder, by acceptance hereof, agrees to give written notice to the Company before transferring this Warrant or transferring any Warrant Shares of such Holder's intention to do so, describing briefly the manner of any proposed transfer. Promptly upon receiving such written notice, the Company shall present copies thereof to the Company's counsel and to counsel to the original purchaser of this Warrant. If in the opinion of each such counsel the proposed transfer may be effected without registration or qualification (under any federal or state securities laws), the Company, as promptly as practicable, shall notify the Holder of such opinion, whereupon the Holder shall be entitled to transfer this Warrant or to dispose of Warrant Shares received upon the previous exercise of this Warrant, all in accordance with the terms of the notice delivered by the Holder to the Company; provided that an appropriate legend may be endorsed on this Warrant or the certificates for such Warrant Shares respecting restrictions upon transfer thereof necessary or advisable in the opinion of counsel to the Company and satisfactory to the Company to prevent further transfers which would be in violation of Section 5 of the Securities Act of 1933, as amended (the "1933 Act") and applicable state securities laws; and provided further that the Holder and prospective transferee or purchaser shall execute such documents and make such representations, warranties, and agreements as may be required solely to comply with the exemptions relied upon by the Company for the transfer or disposition of the Warrant or Warrant Shares.

         (b) If in the opinion of either of the counsel referred to in this
Section 7, the proposed transfer or disposition of this Warrant or such Warrant Shares described in the written notice given pursuant to this Section 7 may not be effected without registration or qualification of this Warrant or such Warrant Shares the Company shall promptly give written notice thereof to the Holder, and the Holder will limit its activities in respect to such as, in the opinion of both such counsel, are permitted by law.

         8. Fractional Shares.

         (a) Fractional shares shall not be issued upon the exercise of this Warrant, but in any case where the Holder would, except for the provisions of this Section, be entitled under the terms hereof to receive a fractional share, the Company shall, upon the exercise of this Warrant for the largest number of whole shares then called for, pay a sum in cash equal to the sum of (a) the excess, if any, of the Current Market Price (as defined in Section 1(b) hereof) of such fractional share over the proportional part of the Warrant Exercise Price represented by such fractional share, plus (b) the proportional part of the Warrant Exercise Price represented by such fractional share.

         9. Registration Rights. Subject to the registration rights set forth in the Subscription Agreement and Letter of Investment Intent, dated as of December 30, 1999, (the "Subscription Agreement") from the Company to the Holder:

         (a) If at any time prior to the expiration of seven (7) years from the date hereof, the Company proposes to register under the 1933 Act (except by a Form S-4 or Form S-8 Registration Statement or any successor forms thereto) or qualify for a public distribution under Section 3(b) of the 1933 Act, any of its equity securities or debt with equity features, it will give written notice to all Holders of this Warrant, any Warrants issued pursuant to Section 2 and/or
Section 3(a) hereof, and any Warrant Shares of its intention to do so and, on the written request of any such Holder given within twenty (20) days after receipt of any such notice (which request shall specify the Warrant Shares intended to be sold or disposed of by such Holder and describe the nature of any proposed sale or other disposition thereof), the Company will use its best efforts to cause all such Warrant Shares, the Holders of which shall have requested the registration or qualification thereof, to be included in such registration statement proposed to be filed by the Company; provided, however, that nothing herein shall prevent the Company from, at any time, abandoning or delaying any registration.

         (b) Further, at any time prior to the expiration of this Warrant, and provided that a registration statement on Form S-3 (or equivalent) is then available to the Company, and on a one-time basis only, upon request by the Holder or Holders of a majority in interest of this Warrant, of any Warrants issued pursuant to Section 2 and/or Section 3(a) hereof, and of any Warrant Shares, the Company will promptly take all necessary steps to register or qualify, under the 1933 Act and the securities laws of such states as the Holders may reasonably request, such number of Warrant Shares issued and to be issued upon exercise of the Warrants requested by such Holders in their request to the Company, provided, however, that this demand right shall not apply to any Warrant Shares which any Holder is able to sell pursuant to Rule 144 promulgated under the 1933 Act during a three-month period prior to the effective date of any such registration statement. In addition, if any registration pursuant to this Section 9(b) is underwritten in whole or in part, the Company may require that the Warrant Shares requested for inclusion pursuant to this Section 9(b) be included in the underwriting on the same terms and conditions as the securities otherwise being sold through the underwriters. If a greater number of Warrant Shares is offered for participation in the proposed offering than in the reasonable opinion of the managing underwriter of the proposed offering can be accommodated without adversely affecting the proposed offering, then the amount of Warrant Shares proposed to be offered by such Holders for registration, as well as the number of securities of any other selling shareholders participating in the registration, shall be proportionately reduced to a number deemed satisfactory by the managing underwriter. Furthermore, upon the receipt of such request, the Company shall promptly give written notice to all other record Holders of the Warrant Shares not theretofore registered under the 1933 Act and sold that such registration is to be effected. The Company shall include in such registration statement such Warrant Shares for which it has received written requests to register by such other record Holders within thirty (30) days after the delivery of the Company's written notice to such other record Holders. The Company shall be obligated to prepare, file and cause to become effective only one registration statement pursuant to this Section 9(b) and to pay all costs and expenses associated with such registration statement as provided in Section 9(c). The Company shall keep effective and maintain any registration, qualification, notification, or approval specified in this Paragraph (b) for a period of one hundred twenty (120) days.

         (c) With respect to each inclusion of securities in a registration statement pursuant to this Section 9, the Company shall bear the following fees, costs, and expenses: all registration, filing and NASD fees, printing expenses, fees and disbursements of counsel and accountants for the Company, fees and disbursements of counsel for the underwriter or underwriters of such securities (if the offering is underwritten and the Company is required to bear such fees and disbursements), all internal expenses, the premiums and other costs of policies of insurance against liability arising out of the public offering, and legal fees and disbursements and other expenses of complying with state securities laws of any jurisdictions in which the securities to be offered are to be registered or qualified. Fees and disbursements of special counsel and accountants for the selling Holders, underwriting discounts and commissions, and transfer taxes for selling Holders and any other expenses relating to the sale of securities by the selling Holders not expressly included above shall be borne by the selling Holders.

         10. Mandatory Redemption.

         (a) At any time after January 3, 2002, in the event the Current Market Price (as defined in this Section 10 (b)), is at least $25.00 per share for twenty (20) consecutive trading days, the Board of Directors of the Company shall have the right upon thirty (30) days' notice to the Holder to purchase this Warrant for a purchase price equal to (i) the number of Warrant Shares, as adjusted herein, as to which this Warrant has not been exercised at the expiration of said thirty (30)-day period (the "Unexercised Warrant Shares"), multiplied by (ii) $0.01 per Unexercised Warrant Share. Nothing herein shall be construed to prevent the Holder from exercising this Warrant as to the Unexercised Warrant Shares prior to the expiration of said thirty (30)-period. Upon expiration of such thirty (30)-day period, all unexercised purchase rights under this Warrant shall be void. The above-referenced purchase price shall be payable in full by the Company on or before fifteen (15) days after the expiration of the above referenced thirty (30)-day notice.

         (b) For the purposes of this Section 10 only, the Current Market Price for the Company's Common Stock shall be the closing sale price per share of Common Stock (as adjusted for any stock dividend, split, combination or reclassification). The closing sale price for each day shall be the last reported sale price, on the principal national securities exchange on which the Common Stock is listed or admitted to trading, or if not listed or admitted to trading on any national securities exchange, the closing sale price for such day reported by the Nasdaq National Market System or Nasdaq SmallCap Market, as the case may be, if the Common Stock is traded over-the-counter and quoted in the Nasdaq National Marker System or Nasdaq SmallCap Market, as the case may be, or if the Common Stock is so traded, but not so quoted, the average of the closing reported bid and asked prices of the Common Stock as reported by Nasdaq or any comparable system or, if the Common Stock is not listed on Nasdaq or any comparable system, the average of the closing bid and ask prices as furnished by two members of the National Association of Securities Dealers, Inc. selected from time to time by the Company for that purpose. If the Common Stock is not traded in such matter that the quotations referred to above are available for the period required hereunder, Current Market Price per share of Common Stock shall be deemed the fair value as determined reasonably and in good faith by the Board of Directors, irrespective of any accounting treatment.

         11. Miscellaneous. The Company will not, by amendment of its Articles of Incorporation or through reorganization, consolidation, merger, dissolution or sale of assets, or by any other voluntary act or deed, avoid or seek to avoid the observance or performance of any of the covenants, stipulations or conditions to be observed or performed hereunder by the Company, but will, at all times in good faith, assist, insofar as it is able, in the carrying out of all provisions hereof and in the taking of all other action which may be necessary in order to protect the rights of the Holder hereof against dilution.

         The Company agrees to provide Holder with detailed quarterly and annual financial statements as soon as available, in a form reasonably satisfactory to Holder, as well as any other documents as Holder or its counsel may reasonably request in a form satisfactory to Holder, so long as this Warrant or any Warrant Shares are outstanding and unregistered.

         Upon written request of the Holder of this Warrant, the Company will promptly provide such holder with a then current written list of the names and addresses of all Holders of warrants originally issued under the terms of, and concurrent with, this Warrant.

         The representations, warranties and agreements herein contained shall survive the exercise of this Warrant. References to the "holder of" include the immediate holder of shares purchased on the exercise of this Warrant, and the word "holder" shall include the plural thereof. This Common Stock Purchase Warrant shall be interpreted under the laws of the State of Minnesota.

         All shares of Common Stock or other securities issued upon the exercise of the Warrant shall be validly issued, fully paid and non-assessable, and the Company will pay all taxes due and payable by the issuer in respect of the issuance thereof.

         Notwithstanding anything contained herein to the contrary, the holder of this Warrant shall not be deemed a Shareholder of the Company for any purpose whatsoever until and unless this Warrant is duly exercised.

         Neither this Warrant nor any term hereof may be changed, waived, discharged or terminated orally but only by an instrument in writing signed by the part against which enforcement of the change, waiver, discharge or termination is sought.

         IN WITNESS WHEREOF, United Shipping & Technology, Inc. has caused this Warrant to be signed by its duly authorized officer and this Warrant to be dated January 3, 2000.


                                  UNITED SHIPPING & TECHNOLOGY, INC.

                                   By
                                     -------------------------------------------
                                           Peter C. Lytle
                                           President and Chief Executive Officer

TO:      UNITED SHIPPING & TECHNOLOGY, INC.


NOTICE OF EXERCISE OF WARRANT  --    To Be Executed by the Registered Holder in
-----------------------------        Order to Exercise the Warrant


The undersigned hereby irrevocably elects to exercise the attached Warrant to purchase for cash, in accordance with the payment provisions set forth in
Section 1 of the Warrant, __________________ of the shares issuable upon the exercise of such Warrant, and requests that certificates for such shares (together with a new Warrant to purchase the number of shares, if any, with respect to which this Warrant is not exercised) shall be issued in the name of




                                      ------------------------------------------
                                      (Print Name)



Please insert social security
or other identifying number
of registered Holder of
certificate (_____________)           Address:


                                      ------------------------------------------

                                      ------------------------------------------



Date:
       ------------                   ------------------------------------------
                                      Signature*



*The signature on the Notice of Exercise of Warrant must correspond to the name as written upon the face of the Warrant in every particular without alteration or enlargement or any change whatsoever. When signing on behalf of a corporation, partnership, trust or other entity, PLEASE indicate your position(s) and title(s) with such entity.

                             CASHLESS EXERCISE FORM

                    (To be executed upon exercise of Warrant
                             pursuant to Section 1)

TO:      UNITED SHIPPING & TECHNOLOGY, INC.

         The undersigned hereby irrevocably elects a cashless exercise of the right of purchase represented by the within Warrant Certificate for, and to purchase thereunder, _______________ shares of Common Stock, as provided for in
Section 1 therein.

         Please issue a certificate or certificates for such Common Stock in the name of, and pay any cash for any fractional share to:



Name__________________________
         (Please print name)

                                         Address________________________________




Social Security No.___________

                                         Signature______________________________


         NOTE: The above signature should correspond exactly with the name on the first page of this Warrant Certificate or with the name of the assignee appearing in the assignment form below.

         And if said number of shares shall not be all the shares purchasable under the within Warrant Certificate, a new Warrant Certificate is to be issued in the name of said undersigned for the balance remaining of the shares purchasable thereunder.

                                 ASSIGNMENT FORM


To be signed only upon authorized transfer of Warrants.



         FOR VALUE RECEIVED, the undersigned hereby sells, assigns, and transfers unto _______________________________ the right to purchase the securities of United Shipping & Technology, Inc. to which the within Warrant relates and appoints ______________________, attorney, to transfer said right on the books of United Shipping & Technology, Inc. with full power of substitution in the premises.

Dated:
      -----------                  ------------------------------
                                   (Signature)


                                    Address:

                                    ------------------------------

                                    ------------------------------